       1                                                        Exhibit 10.14(b)


                                  FIRST AMENDMENT TO THE
                                  PAYLESS CASHWAYS, INC.
                               SUPPLEMENTAL RETIREMENT PLAN



     Effective June 22, 1989, Article III, Section 3.1 of The Payless Cashways, Inc. Supplemental Retirement Plan be amended to read in its entirety as follows:

     3.1 Participation. An employee shall become a Participant on the date he is named Chief Executive Officer, Chief Operating Officer, Vice Chairman, Senior Vice President, or Regional Vice President.